BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

    Financial Statements

    Years ended December 31, 2002 and 2001 with Report of Independent Auditors




























Bassett Industries Alternative Asset Fund, L.P. has an exemption, pursuant to CFTC Regulation 4.7, from certain provisions of Part 4 of the CFTC Regulations.

                 Bassett Industries Alternative Asset Fund, L.P.

                                      Oath

                           December 31, 2002 and 2001

To the best of the undersigned's knowledge and belief, the information contained in these financial statements is accurate and complete.





















/s/ Louis W. Moelchert, Jr.
-----------------------------------------
Louis W. Moelchert, Jr., Managing Member
Private Advisors, L.L.C.
General Partner for
Bassett Industries Alternative Asset Fund, L.P.

                 Bassett Industries Alternative Asset Fund, L.P.

                              Financial Statements


                     Years ended December 31, 2002 and 2001




                                    Contents

Report of Independent Auditors................................................1

Financial Statements

Statements of Financial Condition.............................................2
Schedule of Investments - December 31, 2002...................................3
Schedule of Investments - December 31, 2001...................................4
Statements of Operations......................................................5
Statements of Changes in Partners' Capital....................................6
Statements of Cash Flows......................................................7
Notes to Financial Statements.................................................8

                         Report of Independent Auditors

To the Partners of
Bassett Industries Alternative Asset Fund, L.P.

We have audited the accompanying statement of financial condition, including the schedule of investments, of the Bassett Industries Alternative Asset Fund, L.P. (a Delaware limited partnership) as of December 31, 2002, and the related statements of operations, changes in partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Bassett Alternative Asset Fund, L.P. for the year ended December 31, 2002 were audited by other auditors who have ceased operations and whose report dated February 8, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bassett Industries Alternative Asset Fund, L.P. as of December 31, 2002, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Richmond, Virginia
February 14, 2003


                 Bassett Industries Alternative Asset Fund, L.P.

                        Statements of Financial Condition



                                                                                  December 31
                                                                            2002               2001
                                                                      -------------------------------------
Assets
Fund investments, at fair value (Note 4)                               $     57,836,371   $     59,044,501
Cash and cash equivalents                                                       117,268             87,955
                                                                      -------------------------------------
Total assets                                                           $     57,953,639   $     59,132,456
                                                                      =====================================

Liabilities and partners' capital
Liabilities:
   Redemptions payable (Note 7)                                        $     17,000,000   $              -
   Accrued management fee payable to General Partner                            140,468                  -
   Accrued expenses                                                              14,427             15,259
                                                                      -------------------------------------
Total liabilities                                                            17,154,895             15,259

Partners' capital:
   Limited partner                                                           40,783,068         59,101,970
   General partner                                                               15,676             15,227
                                                                      -------------------------------------
Total partners' capital                                                      40,798,744         59,117,197
                                                                      -------------------------------------
Total liabilities and partners' capital                                $     57,953,639   $     59,132,456
                                                                      =====================================


See accompanying notes.







                                                                                                          2

                 Bassett Industries Alternative Asset Fund, L.P.

                             Schedule of Investments

                                December 31, 2002

                  Fund Investment                         Percent Ownership of              Fair
                                                            Fund Investment                 Value
-----------------------------------------------------------------------------------------------------

HBK Fund, L.P.                                                      0.9%                 $12,816,000
Oz Domestic Partners, L.P.                                          0.8                   11,948,504
Styx Partners, L.P.                                                 3.1                   10,499,056
Double Black Diamond, L.P.                                          1.4                    9,721,897
Farallon Capital Offshore Investors, Inc.                           0.4                    7,832,403
Contrarian Capital Trade Claims, L.P.                               3.4                    2,570,755
BBT Partners, L.P.                                                  0.3                    2,447,756
                                                                                         ------------
Total (141.8% of net assets) -
  cost $36,696,743                                                                       $57,836,371
                                                                                         ============


See accompanying notes.






                                                                                                    3

                 Bassett Industries Alternative Asset Fund, L.P.

                             Schedule of Investments

                                December 31, 2001

                  Fund Investment                       Number of Shares or Percent            Fair
                                                        Ownership of Fund Investment           Value
-----------------------------------------------------------------------------------------------------

Styx Partners, L.P.                                                 6.3%                 $14,571,935
Oz Domestic Partners, L.P.                                          1.0                   14,024,502
HBK Fund, L.P.                                                      0.9                   13,490,433
Double Black Diamond, L.P.                                          1.7                    9,496,869
Farallon Capital Offshore                            1,225,753 Class A -
  Investors, Inc.                                      Series A shares                     7,460,762
                                                                                         ------------
Total (99.9% of net assets) -                                                             $59,044,501
  cost $37,133,967
                                                                                         ============


See accompanying notes.









                                                                                                    4

                 Bassett Industries Alternative Asset Fund, L.P.

                            Statements of Operations



                                                                            Year ended December 31
                                                                            2002               2001
                                                                     --------------------------------------

Gain (loss) on fund investments:
   Net realized gains                                                  $    3,037,776      $    1,232,404
   Net change in unrealized (depreciation) appreciation                      (770,906)          4,479,675
                                                                     --------------------------------------
Net gain from fund investments                                              2,266,870           5,712,079

Investment income:
   Interest                                                                     2,229               9,830

Expenses:
   Management fees                                                            569,562             577,148
   Other                                                                       17,990              15,727
                                                                     --------------------------------------
Total expenses                                                                587,552             592,875
                                                                     --------------------------------------
Net investment loss                                                          (585,323)           (583,045)
                                                                     --------------------------------------
Net increase in partners' capital resulting from operations            $    1,681,547      $    5,129,034
                                                                     ======================================


See accompanying notes.







                                                                                                         5




                 Bassett Industries Alternative Asset Fund, L.P.

                   Statements of Changes in Partners' Capital

                     Years ended December 31, 2002 and 2001

                                                   Limited Partner     General Partner         Total
                                                  ---------------------------------------------------------

Balance, December 31, 2000                         $     57,474,217      $    13,946      $     57,488,163
Redemptions                                              (3,500,000)               -            (3,500,000)
Net increase in partners' capital resulting
  from operations                                         5,127,753            1,281             5,129,034
                                                  ---------------------------------------------------------
Balance, December 31, 2001                               59,101,970           15,227            59,117,197
Redemptions                                             (20,000,000)               -           (20,000,000)
Net increase in partners' capital resulting
  from operations                                         1,681,098              449             1,681,547
                                                  ---------------------------------------------------------
Balance, December 31, 2002                         $     40,783,068      $    15,676      $     40,798,744
                                                  =========================================================


See accompanying notes.











                                                                                                          6



                 Bassett Industries Alternative Asset Fund, L.P.

                            Statements of Cash Flows



                                                                            Year ended December 31
                                                                            2002               2001
                                                                     --------------------------------------

Cash flows from operating activities:
   Net increase in partners' capital resulting from operations        $      1,681,547     $    5,129,034
   Adjustment to reconcile net income to net cash provided by operating activities:
    Realized gains on fund investments                                      (3,037,776)        (1,232,404)
    Change in net unrealized depreciation (appreciation) on fund
     investments                                                               770,906         (4,479,675)
    Purchases of fund investments                                           (5,000,000)                 -
    Sales of fund investments                                                8,475,000          3,925,000
    (Decrease) increase in accrued expenses                                       (832)             4,933
    Increase in accrued management fee payable to General Partner              140,468                  -
                                                                     --------------------------------------
Net cash provided by operating activities                                    3,029,313          3,346,888
                                                                     --------------------------------------

Cash flows from financing activities:
   Capital distributions                                                    (3,000,000)        (3,500,000)
                                                                     --------------------------------------

Net increase (decrease) in cash and cash equivalents                            29,313           (153,112)
Cash and cash equivalents, beginning of year                                    87,955            241,067
                                                                     --------------------------------------
Cash and cash equivalents, end of year                                $        117,268     $       87,955
                                                                     ======================================


See accompanying notes.








                                                                                                          7

                 Bassett Industries Alternative Asset Fund, L.P.

                          Notes to Financial Statements

                           December 31, 2002 and 2001

1.   Organization

The Bassett Industries Alternative Asset Fund, L.P. (the Partnership) was organized under the Delaware Revised Uniform Limited Partnership Act and commenced operations on July 1, 1998. Private Advisors, L.L.C. is the general partner (the General Partner) of the Partnership. Bassett Furniture Industries,
Inc. (the Limited Partner) and the General Partner are currently the only partners.

The objective of the Partnership is to achieve consistent, positive returns, while attempting to reduce risk and volatility, by placing its capital with a variety of hedge funds and experienced portfolio managers. Such hedge funds and portfolio managers will employ a variety of trading styles or strategies, including, but not limited to, convertible arbitrage, merger or risk arbitrage, distressed debt, long/short equity, multi-strategy and other market-neutral strategies. The General Partner has discretion to make all investment and trading decisions, including the selection of investment managers. The General
Partner will select portfolio managers on the basis of various criteria, including, among other things, the manager's investment performance during various time periods and market cycles, the fund's infrastructure, and the manager's reputation, experience, training and investment philosophy. In addition, the General Partner will require that each portfolio manager have a substantial personal investment in the investment program.

2.   Partnership Agreement

The Partnership is governed by the terms of the limited partnership agreement
(the Agreement). A general summary of salient points of the Agreement is provided below. Reference should be made to the Agreement to obtain a complete understanding of all pertinent information.

Management of Partnership Affairs

Responsibility for managing the Partnership is vested solely with the General
Partner. The General Partner's duties include the selection of investment managers, monitoring of the Partnership's investments, which includes the allocation of the Partnership's assets among the selected investment managers on an ongoing basis, and various administrative functions necessary to support the Partnership.


                                                                               8

                 Bassett Industries Alternative Asset Fund, L.P.

                    Notes to Financial Statements (continued)


2.   Partnership Agreement (continued)

General Partner Fee

The General Partner is responsible for making investment management decisions on behalf of the Partnership. For its services, the General Partner is entitled to a management fee equal to 0.25% (1% per annum) of the limited partner's capital account balance as of the beginning of each quarter. For the year ended December
31, 2002, the management fee was $569,562, of which $140,468 was payable at December 31, 2002.

Contribution of Limited Partner

The Limited Partner is required to make and maintain an investment in the Partnership of not less than $1,000,000. The General Partner may, at its discretion, waive these minimum requirements. Additional investments are permitted at the discretion of the General Partner.

Redemptions

The Limited Partner may redeem part or all of its capital account as of the end of any calendar year upon 90 days written notice to the General Partner (or such lesser notice as may be acceptable to the General Partner). Partial redemptions, up to $15 million, are permissible on a quarterly basis upon 60 days written notice. The General Partner may redeem part or all of its capital account as of any calendar year-end, as defined, upon 45 days notice to the Limited Partner.
Redemptions shall be at net asset value, as defined.

Allocations

Each partner has a capital account with an initial balance equal to the amount each individual partner contributed to the Partnership. At the end of each month and at the time of any event causing the capital account of any partner to change, profits and losses are allocated to the accounts of the partners in the ratio that each partner's capital account bears to the balance of all partners' accounts. A separate allocation is performed for Federal income tax purposes.


                                                                               9

                 Bassett Industries Alternative Asset Fund, L.P.

                    Notes to Financial Statements (continued)


2.   Partnership Agreement (continued)

Termination of Partnership

The Partnership shall terminate and be dissolved upon the occurrence of any of the following events:

     o    December 31, 2025;

     o    the withdrawal, dissolution, insolvency, or removal of the General
          Partner;

     o the written consent of the General Partner and a majority-in-interest of the Limited Partners; or

     o the election of a majority-in-interest of the Limited Partners, if the Limited Partners determine that the General Partner has materially breached any provision of the Agreement.

3.   Summary of Significant Accounting Policies

Fund Investments

In accordance with the Agreement, the General Partner values the Partnership's investments in investee funds at fair value, which is an amount equal to the sum of the capital accounts in the funds determined from financial data supplied by the investee funds and audited financial statements prepared in accordance with accounting principles generally accepted in the United States. Because of the inherent uncertainty of valuation, the values determined by the General Partner may differ significantly from values that would have been used had a ready market for these investments existed, and the differences could be material.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Interest Income

The Partnership receives interest monthly based on prevailing short-term money market rates applied to 100 percent of the Partnership's average daily cash balance above a specified reserve, as defined. Interest income is accrued when earned.


                                                                              10

                 Bassett Industries Alternative Asset Fund, L.P.

                    Notes to Financial Statements (continued)



3.   Summary of Significant Accounting Policies (continued)

Income Taxes

A provision for income tax has not been provided, as partners are individually liable for taxes, if any, on their share of the Partnership's net income.

Reclassifications

Certain prior year balances have been reclassified to conform to current year presentation.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   Fund Investments

The funds in which the Partnership invests engage primarily in speculative trading of security interests and have the discretion to invest in any type of security interest. Risks to these funds arise from the possible adverse changes in the market value of such interests and the potential inability of counterparties to perform under the terms of the contracts. However, the risk to the Partnership is limited to the amount of the Partnership's investment in each of these funds.

The valuation of the investments in investee funds represents the amount the Partnership would receive if it were to liquidate its investments in the investee funds. The Partnership may redeem part or all of its investments as of the end of each quarter or calendar year, with no less than 45 days prior written notice, as specified in the respective investee fund agreements.

Fund investments are valued on the basis of fair value, with the resultant difference from the prior valuation included in the accompanying statements of operations.


                                                                              11

                 Bassett Industries Alternative Asset Fund, L.P.

                    Notes to Financial Statements (continued)



4.   Fund Investments (continued)

The following table summarizes the Partnership's fund investments as of December
31, 2002 and 2001, and for the years then ended. The management agreements of the investee funds provide for compensation to their managers in the form of management fees ranging from 1 percent to 1.5 percent annually of net assets, and performance incentive fees equal to 20 percent of net trading profits earned. These fees have been included as a component of the change in net unrealized appreciation (depreciation) on fund investments in the accompanying statements of operations.

                                                   2002
-----------------------------------------------------------------------------------------------------------

                              Percentage of      Net Gain        Annual Fee Percentages*
                              Partnership's   (Loss) on Fund   ----------------------------  Redemptions
        Investment             Net Assets       Investments      Management     Incentive     Permitted
-----------------------------------------------------------------------------------------------------------

HBK Fund, L.P.                     31.4%        $    725,567          1.5%           20%       Quarterly
Oz Domestic Partners, L.P.         29.3             (175,998)         1.5            20         Annually
Styx Partners, L.P.                25.8            1,102,121          1.0            20         Annually
Double Back Diamond, L.P.          23.8              225,028          1.0            20        Quarterly
Farallon Capital Offshore
  Investors, Inc.                  19.2              371,641          1.0            20        Quarterly
Contrarian Capital Trade
  Claims, L.P.                      6.3               70,755          1.5            20         Annually
BBT Partners, L.P.                  6.0              (52,244)         1.5            20        Quarterly
                             ---------------------------------
Total                             141.8%        $  2,266,870
                             =================================

* For the year ended December 31, 2002, the management and incentive fees allocated to Double Black Diamond, L.P. were $95,918 and $56,240, respectively, and the management and incentive fees allocated to Styx
     Partners, L.P. were $123,945 and $275,530, respectively. The incentive fees allocated to Contrarian Capital Trade Claims, L.P. were $17,689. The specific fee amounts for other fund investments are not available.


                                                                              12

                 Bassett Industries Alternative Asset Fund, L.P.

                    Notes to Financial Statements (continued)


4.   Fund Investments (continued)

                                                   2001
-----------------------------------------------------------------------------------------------------------

                              Percentage of      Net Gain        Annual Fee Percentages*
                              Partnership's       on Fund      ----------------------------  Redemptions
        Investment             Net Assets       Investments      Management     Incentive     Permitted
-----------------------------------------------------------------------------------------------------------

Styx Partners, L.P.                24.7%        $   1,568,520         1.0%           20%        Annually
Oz Domestic Partners, L.P.         23.7               777,617         1.5            20         Annually
HBK Fund, L.P.                     22.8             1,220,553         1.5            20        Quarterly
Double Black Diamond, L.P.         16.1             1,061,533         1.0            20        Quarterly
Farallon Capital Offshore
  Investors, Inc.                  12.6             1,083,856         1.0            20        Quarterly
                             ---------------------------------
Total                              99.9%        $   5,712,079
                             =================================

* For the year ended December 31, 2001, the management and incentive fees allocated to Double Black Diamond, L.P. were $89,620 and $265,383, respectively, and the management and incentive fees allocated to Styx Partners, L.P. were $137,047 and $392,130, respectively. The specific fee amounts for other fund investments are not available.

5.   Operating Expenses

The Partnership pays its routine legal, accounting, audit, computer and other operating costs. The net assets of the Partnership reflect an accrual for such expenses incurred but not yet paid.

6. Financial Instruments with Market and Credit Risks and Concentrations of Credit Risk

In the normal course of operations, the Partnership may enter into various contractual commitments with elements of market risk in excess of the amounts recognized in the statements of financial condition. Contractual commitments that involve future settlement give rise to both market and credit risk. Market risk represents the potential loss that can be caused by a change in the market value of a particular financial instrument. The Partnership's exposure to market risk is determined by a number of factors, including the size, composition and diversification of positions held, volatility of interest, market currency rates and liquidity. With reference to the Partnership's credit and concentration of credit risks for investments in other security funds, the risk to the Partnership is limited to the Partnership's investment.

                 Bassett Industries Alternative Asset Fund, L.P.

7.   Redemption Payable

Effective December 31, 2002, the Limited Partner requested a capital withdrawal of $17,000,000. The capital withdrawal was paid in January 2003. Investments within Double Black Diamond, L.P., HBK Fund, L.P., and Oz Domestic Partners, L.P., totaling $24,791,187, were liquidated to provide cash for the requested capital withdrawal and to rebalance the Partnership's investment portfolio.

8.   Financial Highlights

The following financial highlights for the years ended December 31, 2002 and 2001, have been calculated in accordance with the guidance set forth by the American Institute of Certified Public Accountants Audit and Accounting Guide, Audits of Investment Companies.

                                               2002               2001
                                         -------------------------------------
Total return                                    2.95%               9.18%
Ratio to average net assets:
   Net investment loss                         (1.03)%             (1.00)%
   Expenses                                    (1.03)%             (1.02)%

Returns and ratios for individual investors may differ from these returns and ratios based on participation in hot issues, different fee arrangements, and timing of capital transactions.









                                                                              14